UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

CSB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio 44654

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 674-9015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On April 25, 2012, CSB Bancorp, Inc. (“CSB”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 9, 2012, the voting record date, there were 2,734,799 CSB common shares outstanding and entitled to vote. At the Annual Meeting, 2,028,346, or 74.2%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i) Directors elected at the Annual Meeting for a three year term to expire at the 2015 Annual Meeting of Shareholders:

	Number of Votes:

	For	Withheld	Broker Non-Votes
Ronald E. Holtman	1,503,335	26,001	499,010
Dr. Daniel J. Miller	1,431,706	97,630	499,010
Eddie L. Steiner	1,514,945	14,391	499,010

Other directors whose term of office continued after the Annual Meeting:

Jeffrey A. Robb

John R. Waltman

Robert K. Baker

J. Thomas Lang

(ii)	With respect to the vote to ratify the appointment of S.R. Snodgrass, A.C. as CSB’s independent registered public accounting firm for the 2012 fiscal year:

Number of Votes:

For	Against	Abstain
2,021,964	2,021	4,361

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.

By: /s/ Paula J. Meiler

        Paula J. Meiler

        Senior Vice President and

        Chief Financial Officer

Date: April 27, 2012